UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2005

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service-Employer Identification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 9.01. Financial Statements and Exhibits

Signature

Exhibit Index

Financial Statements of Business Acquired

Pro Forma Financial Information

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 20, 2004, Flotek Industries, Inc., (“Flotek”) and the shareholders of Spidle Sales & Service, Inc. (“Spidle”) entered into a stock purchase agreement pursuant to which Flotek agreed to purchase all of the outstanding stock of Spidle. On February 14, 2005 (the “Closing Date”), Flotek completed the purchase and Spidle became a wholly-owned subsidiary of Flotek effective January 1, 2005 for financial accounting purposes. The aggregate purchase price was $8.075 million. Consideration for the purchase was comprised of $6.1 million cash, $1.275 million notes payable to the sellers, and 129,271 shares of Flotek common stock valued at the weighted average closing price for the 10 days prior to the Closing Date. The acquisition was approved by unanimous consent of our Board of Directors on November 11, 2004.

The seller notes bear a fixed 6% interest rate and are amortized over three years. A portion of the common stock issued to the sellers is subject to a collar provision which allows Flotek to repurchase 35,000 shares of common stock at $5.42 on the two year anniversary of the Closing Date. On the Closing Date, Flotek entered into employment contracts with key individuals at Spidle.

The acquisition was partially financed with a $13 million senior credit facility from Wells Fargo Commercial Banking in Houston. The senior credit facility is comprised of $8 million in term loans and a $5 million revolving credit facility. Initial borrowings under this facility were used to finance the acquisition of Spidle and repay Flotek’s existing senior credit facility. In addition to significantly increasing the Company’s working capital availability, Flotek’s senior borrowing rates were reduced approximately 300 basis points as a result of the new financing.

Spidle (www.spidle.com) is a downhole tool company with rental, sales, and manufacturing operations throughout the Rocky Mountains. Spidle serves both the domestic and international downhole tool markets with a customer base extending into Canada, Mexico, South America, Europe, Asia and Africa. Spidle operates in the energy, mining, water well and industrial drilling sectors. Spidle will be merged with Turbeco, Inc. into Flotek's Drilling Products segment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

Spidle Sales & Service, Inc.

Report of Independent Auditors
Balance Sheets as of December 31, 2004 and 2003
Statements of Income for the Years Ended 2004 and 2003
Statements of Changes in Stockholders’ Equity for the Years Ended 2004 and 2003
Statements of Cash Flows for the Years Ended 2004 and 2003
Notes to Financial Statements

(b) Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2004
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2004
Notes to Unaudited Pro Forma Combined Financial Statements

(c) Exhibits.

2.1	Stock Purchase Agreement dated December 20, 2004 among Flotek Industries, Inc., and the shareholders of Spidle Sales & Service, Inc.
99.1	Financial Statements of Business Acquired
99.2	Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES INC.
Registrant

Date: October 5, 2005	By:	/s/ Lisa Bromiley Meier

Lisa Bromiley Meier
Chief Financial Officer & Vice President

EXHIBIT INDEX

Flotek Industries, Inc.

Exhibit No.

2.1	Stock Purchase Agreement dated December 20, 2004 among Flotek Industries, Inc., and the shareholders of Spidle Sales & Service, Inc.
99.1	Financial Statements of Business Acquired - Spidle Sales & Service, Inc.
Independent Auditors’ Report
Balance Sheets as of December 31, 2004 and 2003
Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2004 and 2003
Statements of Income and Owner’s Net Investment for the Years Ended December 31, 2004 and 2003
Statements of Cash Flows for the Years Ended December 31, 2004 and 2003
Notes to Financial Statements
99.2	Pro Forma Financial Information
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2004
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2004
Notes to Audited Pro Forma Combined Financial Statements